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                                 LEASE AGREEMENT


                                     BETWEEN


                            MOTHER GOOSE CORPORATION,
                                   AS LANDLORD

                                       AND

                        PRECISE MACHINE PARTNERS, L.L.P.,
                                    AS TENANT


                          2205 and 2215 RIVER HILL ROAD
                                  DALLAS, TEXAS


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

                                TABLE OF CONTENTS

Section                                                              Page No.
-------                                                              --------

    1.     Definitions and Basic Provisions..............................1
    2.     Lease of Premises.............................................2
    2A.    Option to Renew...............................................2
    3.     Payments and Performance......................................3
    4.     Absolute Net Lease; Non-Terminability.........................4
    5.     Taxes and Assessments.........................................6
    6.     Compliance with Law; Environmental Matters....................7
    7.     Indemnification...............................................9
    8.     Required Insurance...........................................10
    9.     Fire or Other Casualty.......................................13
    10.    Repairs and Reentry..........................................14
    11.    Assignment and Subletting....................................14
    12.    Alterations and Additions by Tenant..........................16
    13.    Legal Use; Violations of Insurance Coverage; Nuisance........16
    14.    Laws and Regulations.........................................16
    15.    Rules of the Premises........................................16
    16.    Entry for Repairs and Inspection.............................17
    17.    Condemnation.................................................17
    18.    Landlord's Lien..............................................18
    19.    Abandoned Property...........................................18
    20.    Holding Over.................................................18
    21.    Entire Agreement and Amendment; No Representations
            or Warranties; No Memorandum of Lease.......................18
    22.    Transfer of Landlord's Rights................................19
    23.    Default......................................................19
    24.    Remedies; Attorney's Fees....................................23
    25.    Quiet Possession.............................................24
    26.    Severability.................................................24
    27.    Security Deposit.............................................24
    28.    No Subrogation...............................................24
    29.    Binding Effect...............................................24
    30.    Notices......................................................25
    31.    Brokerage....................................................25
    32.    Subordination; Nondisturbance................................25
    33.    Estoppel Certificates; Financial Statements..................26
    34.    [Intentionally deleted]......................................27
    35.    Premises Name and Address....................................27
    36.    Mechanic's Liens.............................................27
    37.    INTENTIONALLY DELETED........................................27
    38.    Constructive Eviction........................................27
    39.    Personal Liability...........................................27
    40.    [Intentionally Deleted]......................................27
    41.    No Waiver....................................................28
    42.    No Third Party Beneficiary...................................28
    43.    Number and Gender............................................28
    44.    Force Majeure................................................28
    45.    Applicable Law, Consent to Jurisdiction......................28


Exhibit "A"  Legal Description
Exhibit "B"  Buildings Rules and Regulations

                                 LEASE AGREEMENT


         THIS LEASE AGREE (the "Lease") is made and entered into as of the 25th day of August 1998, by and between the Landlord and Tenant hereinafter named.

         1. Definitions and Basic Provisions. The terms defined below shall have the respective meanings stated when used elsewhere in this Lease, and such terms and the following basic provisions constitute an integral part of this Lease:

                  (a) "Landlord": Mother Goose Corporation, a Texas corporation.

                  (b) "Tenant": Precise Machine Partners, L.L.P., a Texas limited liability partnership.

                  (c) "Premises": Landlord's land described on Exhibit "A" attached hereto and made a part hereof, together with all buildings, improvements, fixtures, rights, easements and appurtenances benefiting or appertaining thereto, and commonly referred to as 2205 River Hill Road and 2215 River Hill Road, Dallas, Texas, 75061. Said Premises are deemed to contain a total of 8,400 square feet of Rentable Space, as follows:

                   2205 River Hill Road 6,000 square feet
                   2215 River Hill Road 2,400 square feet

                  (d) "Lease Term": The Lease is for a term of two (2) years, commencing on August 25, 1998 (the "Commencement Date") and ending on August 24, 2000.

                  (e) "Monthly Rent": The total monthly rental fee of $3,750 which Tenant agrees to pay to Landlord at 1247 Shady Bend, Dallas, Texas, 75244 (or at such place as Landlord from time to time may designate in writing) in advance and, without demand on the first (1st) day of each calendar month during and throughout the Lease Term.

                  (f) "Security Deposit": $7,500.00.

                  (g) "Sole Permitted Use": Design, fabrication and assembly of metal parts and components for use in aerospace and other industry and general office use, subject to the other provisions hereof.

                  (h) "Leasing Agent": None.

                  (i) "Rentable Space": All floor area of the Premises, being 8,400 square feet.

                  (j) "Exhibits": The following Exhibits are attached to and made a part of this Lease for all purposes:

                   Exhibit "A" - Legal Description of the Premises Exhibit "B" - Premises Rules and Regulations

                  (k) "Impositions": All taxes (as limited by Section 5 below), costs, expenses, obligations, assessments or impositions of every kind or nature whatsoever which may be levied, assessed, charged or imposed upon the Premises and the business carried on therein which may arise or become due during the Term of this Lease, unless otherwise expressly provided in this Lease. The term "Impositions" shall not include any federal income taxes, state and local taxes, federal excess profit taxes, franchise, capital stock and federal or state estate or inheritance taxes of Landlord.

                  (l) "Renewal Terms": Two successive terms of five (5) years each, commencing on the next day following the last day of the then immediately preceding term.

         2. Lease of Premises. In consideration of the obligation of Tenant to pay rent as herein provided and in consideration of the other terms, covenants, and conditions hereof Landlord hereby demises and leases to Tenant, and Tenant hereby leases and takes from Landlord, the Premises for the Lease Term specified herein and, upon proper and timely exercise of Tenant's options to renew as described in Section 2A hereof, for each Renewal Term, all upon and subject to the terms and conditions set forth herein. This Lease and the obligations of Landlord hereunder are conditioned upon faithful performance by Tenant of all of the agreements and covenants herein set out and agreed to by Tenant.

         2A. Option to Renew. Landlord hereby grants to Tenant the option to renew this Lease for two (2) successive five (5) year Renewal Terms provided that (a) Tenant provides to Landlord written notice of its exercise of the option to renew no fewer than 180 days prior to the expiration of the then current Term of this Lease, and (b) Tenant is not in uncured default under this Lease at the time it gives notice of its exercise of the option to renew or during any interval between providing such notice and the commencement of the applicable Renewal Term. This option to renew shall not be assigned or transferred in any manner to any subtenant or assignee of Tenant without Landlord's written consent in Landlord's sole and absolute discretion, and shall at the option of Landlord terminate upon such assignment or sublet if not previously exercised.

         Upon timely and proper notification and exercise by Tenant of its option to renew, all of the terms and conditions of this Lease shall remain in full force and effect throughout the ensuing Renewal Term; provided, however, that the Monthly Rent payable hereunder shall, at Landlord's option be adjusted on the first day of such Renewal Term and subsequently as hereinafter set out.

         Promptly following timely and proper notification and exercise by Tenant of its option to renew, Tenant and Landlord shall, if Landlord so elects, jointly contact the North Texas Chapter of the Appraisal Institute (the "Chapter"), whose current address and particulars are P.O. Box 801807, Dallas, Texas, 75380-1807, Telephone 972-233-2244, Facsimile 972-239-6857, E-Mail
ntexasai@airealworks.com. Landlord and Tenant shall contact the Chapter in a writing signed by both of them. The writing shall request that the Chapter select a neutral Member of the Appraisal Institute ("MAI') to determine the fair market rental rate of the Premises. The writing shall request that the Chapter notify Landlord and Tenant in writing of the MAI appraiser selected by the Chapter. In the event that the Appraisal Institute no longer has a North Texas Chapter, Landlord and Tenant shall choose a comparable appraisal organization reasonably acceptable to both of them.

         Landlord and Tenant shall jointly contact such appraiser and instruct him to determine the fair market rental rate for the Premises as of the time of the expiration of the then-current Lease Term. The cost of such appraisal shall be jointly borne by Landlord and Tenant. The appraiser shall be instructed to provide the fair market rate in writing and within 30 days. The rate set in such appraisal shall be final.

         Within 30 days following its receipt of the said appraiser's report but in no case less than 60 days prior to the expiration of the then applicable Lease Term, Tenant shall inform Landlord in writing of its decision to renew this Lease or vacate the Premises by the expiration of such Lease Term.

         During any Renewal Term, beginning on the first day of the 31st month of such term, the Monthly Rent shall escalate or decrease for the remainder of such Renewal Term by an amount equal to the product of (i) a fraction, the numerator of which is the CPI for the previous December, and the denominator of which is the CPI for December immediately prior to the commencement of such Renewal Term, multiplied by (ii) the Monthly Rental then in effect. As used in this paragraph, "CPI" means the Consumer Price Index for all Urban Consumers (All Items and Commodity Groups--Dallas Area Only) (1982-84 = 100). If such index is changed so that the base year differs from that used as of the Commencement Date, the CPI shall be converted in accordance with the conversion factor published by the U.S. Department of Labor, Bureau of Labor Statistics. If the CPI is discontinued during any Renewal Term, such other successor government index as may be applicable to the Dallas, Texas metropolitan area shall be used in order to obtain substantially the same result as would be obtained as if the CPI had not been discontinued.

         3. Payments and Performance. Tenant agrees to pay all rents and sums provided to be paid by Tenant hereunder at the times and in the manner herein provided, without any setoff, deduction or counterclaim whatsoever. Should this Lease commence on a day other than the first day of a calendar month or terminate on a day other than the last day of a calendar month, the rent for such partial month shall be proportionately reduced. The Monthly Rent for the first partial month, if any, shall be payable at the beginning of said period or as prepaid rental. The obligation of Tenant to pay such rent is an independent covenant, and no act or circumstance whatsoever, whether such act or circumstance constitutes a breach of covenant by Landlord or not, shall release Tenant from the obligation to pay rent as and when the same is due. Time is of the essence in the performance of all of Tenant's obligations hereunder. Any amount which becomes owing by Tenant to Landlord hereunder shall bear interest at the highest lawful rate per annum from the due date until paid, unless there is no highest lawful rate of interest provided by law with respect to such amount, in which event such amount shall bear interest at the rate of one and one-half percent (1-1/2%) per month from the due date until paid.

         4. Absolute Net Lease; Non-Terminability.

                  (a) THIS IS AN ABSOLUTELY NET LEASE TO LANDLORD. It is the intent of the parties hereto that the Monthly Rent payable under this Lease shall be an absolutely net return to Landlord and that Tenant shall pay all Impositions. Any amount or obligation herein relating to the Premises which is not expressly declared to be that of Landlord shall be deemed to be an obligation of Tenant to be performed by Tenant at Tenant's expense, and Tenant agrees to indemnify and save Landlord harmless from and against the same. Tenant hereby assumes and agrees to perform all duties and obligations with respect to the Premises, as well as to the use, operation and maintenance thereof, even though such duties and obligations would otherwise be construed to be those of the Landlord. Monthly Rent, additional rent and all other sums payable hereunder by Tenant shall be paid without notice (except as expressly provided herein), demand, setoff, counterclaim, abatement, suspension, deduction or defense.

                  (b) Landlord hereby represents and warrants to Tenant only that to Landlord's current, actual knowledge as of the date hereof, (i) all utilities presently used on and from the Premises are connected to the Premises and separately metered and (ii) the utility systems on the Premises are fully operational and in good condition. Tenant shall, during the Lease Term, pay and discharge as and when the same shall become due and payable without penalty all water and sewer rents, rates, and charges, charges for removal of waste materials, and charges for water, steam, heat, gas, electricity, light, and power, telephone and cable charges and other service or services furnished to the Premises or occupants thereof during the Lease Term, and shall indemnify Landlord against any and all liabilities on such account.

                  Landlord shall be required to repair and maintain the structural integrity of the foundation, roof and exterior walls of the improvements constructed on the Premises. In addition, Landlord shall be responsible for maintaining in good repair the sewer, water and gas lines from the exterior boundary of the Premises to the point at which same enter the improvements constructed on the Premises. Such work will be performed at Landlord's sole cost and expense unless the damage to same is caused by the negligence, intentional misconduct or other fault of Tenant. Except as provided in the preceding sentences of this subparagraph, Landlord shall not be required to undertake any maintenance or repairs or furnish any services or facilities to the Premises whatsoever, and shall not be liable for damages to Tenant due to any failure of electric current, heating, ventilating or air conditioning systems, nor for injury or damage to person (including death) or property caused by or resulting from steam, gas, electricity, water, heat, or by rain or snow that may flow or leak from or into any part of the Premises, including but not limited to the walls, roof or foundation, or from any lines, pipes, appliances, or plumbing works of the same or from the street or subsurface or from any other place, nor for interference with light, air or other incorporeal hereditaments or easements, however caused, unless solely due to the affirmative grossly negligent acts or intentional malfeasance of Landlord.

                  If Landlord  fails to  commence  and  prosecute  in good faith repairs to items for which it is responsible pursuant to the subparagraph immediately above within 30 days following Landlord's receipt of written notice from Tenant (or within such period as is reasonable under the circumstances in the event of any emergency), Tenant shall have the option to terminate this Lease by written notice to Landlord. In the case of an emergency, in the event that the principal of Landlord is not immediately available (e.g., out of town, ill or on vacation), Tenant may commence emergency repairs on Landlord's account, and Landlord shall reimburse Tenant for Tenant's reasonable, documented out-of-pocket costs as promptly as is possible under the circumstances.

                  In the event that any utility service reasonably necessary to Tenant's permitted uses hereunder shall be interrupted or materially curtailed for more than five (5) business days for any reason other than Tenant's failure to pay amounts owed to the applicable utility service or the negligence, intentional misconduct or other fault of Tenant, and provided that Tenant (i) immediately notifies Landlord in writing of such interruption or curtailment and (ii) immediately and in good faith commences to undertake repairs or take such steps as are necessary to restore utility service, then Monthly Rent shall be equitably abated or reimbursed by Landlord beginning after the expiration of such five (5) business day period.

                  (c) Except as may otherwise be expressly provided herein, this Lease shall not terminate, nor shall Tenant have any right to terminate this Lease, nor shall Tenant be entitled to any abatement or reduction of rent hereunder, nor shall the obligations of Tenant under this Lease be affected, by reason of (i) any damage to or destruction of all or any part of the Premises from whatever cause, (ii) the taking of the Premises or any portion thereof by condemnation, requisition or otherwise, (iii) any lawful or unlawful prohibition, limitation or restriction of Tenant's use of all or any part of the Premises, or any interference with such use by private person, corporation or other entity, (iv) any eviction by paramount title or otherwise, (v) any default or breach of any representation, or warranty on the part of Landlord under this Lease, or under any other agreement to which Landlord and Tenant may be parties, (vi) the failure of Landlord to deliver possession of the Premises on the commencement of the term hereof, (vii) any inconvenience, interruption, cessation, or loss of business, caused directly or indirectly by any present or future laws, rules, requirements, orders, directions, ordinances, or regulations of the United States of America or of the state, county or city government, or any other municipal government or lawful authority whatsoever, or by priorities, rationing, or curtailment of labor or materials or by war or any matter or thing, resulting therefrom, or
         (viii) any other cause whether similar or dissimilar to the foregoing, any present or future law to the contrary notwithstanding. It is the intention of the parties hereto that the obligations of Tenant hereunder shall be separate and independent covenants and agreements, that the Monthly Rent and all other sums payable by Tenant hereunder shall continue to be payable in all events except as otherwise provided herein, and that the obligations of Tenant hereunder shall continue unaffected, unless the requirement to pay or perform the same shall have been properly terminated pursuant to an express provision of this Lease, including Sections 4(b) and 9(a), and except to the extent equitably abated as provided in Section 4(b) or 9(a).

                  (d) Tenant agrees that it will be obligated under this Lease in accordance with its terms, and that it will not take any action to terminate, rescind or avoid this Lease except as may be permitted pursuant to bankruptcy, insolvency, receivership or reorganization laws.

                  (e) Tenant waives all rights which may now or hereafter be conferred by law to quit, terminate or surrender this Lease or the Premises or any part thereof or (ii) to abate, suspend, defer or reduce the Monthly Rent or any other sums payable under this Lease, except as otherwise expressly provided herein.

         5. Taxes and Assessments.

                  (a) Tenant shall pay or discharge all Impositions when due. Notwithstanding the foregoing sentence, Tenant shall not be required to pay any franchise, corporate, estate, inheritance, succession, transfer, income, excess profits or revenue taxes of Landlord except any such tax, assessment, charge or levy imposed or levied upon or assessed against Landlord in substitution for or in place of an Imposition. Tenant agrees to furnish to Landlord, at least ten (10) days before said Impositions would otherwise become delinquent, official receipts evidencing the payment of all Impositions. In the event that any Imposition levied or assessed against the Premises becomes due and payable during the Term hereof and may be legally paid in installments, Tenant shall have the option to pay such Imposition in installments. In such event, Tenant shall be liable on1y for those installments which become due and payable during the Term hereof.

                  (b) If Tenant shall, in good faith, desire to contest the validity of any such Impositions, Tenant shall have the right to do so without being in default hereunder provided that Tenant shall give Landlord prompt written notice of Tenant's intention to institute such legal proceedings as are appropriate, which proceedings shall be promptly instituted and conducted in good faith and with due diligence; such proceedings shall suspend the collection of such Impositions, and the Premises shall not be in danger of being sold, forfeited, or lost; and Tenant shall furnish to Landlord or the appropriate governmental agency with a bond made by a surety company qualified to do business in the State of Texas, or shall pay cash to a recognized escrow agent in Dallas County, State of Texas in one and one-half (1-1/2) times the amount of such Impositions, conditioned to pay such Impositions when the validity thereof shall have been finally determined, which said written notice and security shall be given by Tenant to Landlord or the appropriate governmental agency not fewer than ten (10) days before such Impositions proposed to be contested, would otherwise become delinquent and, upon the conclusion of such contest Landlord shall return to Tenant the security hereinabove required to be deposited by Tenant, provided that Tenant shall first furnish to Landlord official receipts evidencing payment of such Impositions.

                  (c) If Tenant shall fail, refuse, or neglect to make any of the payments in this Section required prior to the date when a delinquent rate would be imposed, then Landlord may, at its option and without wavier of the default thus committed by Tenant, pay same, and the amount of money so paid, including reasonable attorney's fees and expenses incurred in connection with such payments, together with interest on all of such amounts at the lower of the maximum legal rate or fifteen percent (15%) per annum, shall be repaid by Tenant to Landlord upon demand, and the payment thereof may be collected by Landlord in the same manner as though said amount were an installment of Monthly Rent specifically required by the terms of this Lease to be paid by Tenant to Landlord.

                  (d) In the event the financing institution where Landlord has financing on the Premises shall require Landlord to pay all or any part of the Impositions and/or the premiums for the Required Insurance (as defined in Section 8 hereof in monthly installments of one-twelfth (1/12th) of the annual amount of such Impositions and premiums, then Tenant shall make to Landlord, in addition to the rent reserved hereunder, monthly payments of one-twelfth (1/12th) of the amount of such Impositions and the premiums for the Required Insurance.

                  (e) Tenant shall be liable for all Impositions levied or assessed against personal property, furniture or fixtures placed by Tenant in the Premises. If any such taxes for which Tenant is liable are levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same or if the assessed value of Landlord's property is increased by inclusion of personal property, furniture or fixtures placed by Tenant in the Premises, and Landlord elects to pay the taxes based on such increase, Tenant shall pay Landlord upon demand that part of such taxes for which Tenant is liable hereunder.

         6. Compliance with Law; Environmental Matters.

                  (a) Landlord shall, at its expense, cause those portions of the Premises for which Landlord is responsible as specifically enumerated in Section 4(b) to comply with all governmental statutes, laws, rules, orders, regulations and ordinances (including, without limitation. the Americans With Disabilities Act) the failure to comply with which at any time would affect such portions of the Premises, or the use thereof. including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any of the same involve a change of policy on the part of the body enacting the same.

                  Except for those  portions of the Premises for which  Landlord is responsible, Tenant shall. at its expense, comply with and shall cause the Premises to comply with all governmental statutes, laws, rules, orders, regulations and ordinances (including, without limitation, the Americans With Disabilities Act) the failure to comply with which at any time would affect the Premises or any part thereof, or the use thereof, including those which require the making of any structural, unforeseen or extraordinary changes, whether or not any of the same involve a change of policy on the part of the body enacting the same.

                  To the current, actual knowledge of Landlord, Landlord has received no written notice that the Premises are not in compliance with such statutes, laws, rules, orders, regulations and ordinances, Tenant shall, at its expense, comply with all changes required in order to obtain the Required Insurance (as hereinafter defined), and with the provisions of all contracts, agreements, instruments and restrictions existing uses or any at the commencement of this Lease or thereafter suffered or permitted by Tenant affecting the Premises or any part thereof or the ownership, occupancy or use thereof.

                  (b) Tenant shall:

                           (i) not cause, suffer or permit any Hazardous Material (as defined below) to exist on or discharge from the Premises (whether originating thereon or migrating to the Premises from other property), and shall promptly: (A) pay any claim against Tenant, Landlord, any lender providing financing to Landlord secured by Landlord's interest in the Premises and improvements thereon and/or the Lease (hereinafter, "Permitted Beneficiary") or any claim against the Premises, (B) remove any charge or lien upon any of the Premises, and (C) defend, indemnify and hold Landlord and Permitted Beneficiary harmless from any and all claims, expenses, liability, loss or damage resulting from any Hazardous Material that exists on or is discharged from the Premises:

                           (ii) not cause, suffer or permit any Hazardous Material to exist on or discharge from any property owned or used by Tenant which would result in any charge or lien upon the Premises and shall promptly: (A) pay any claim against Tenant, Landlord, Permitted Beneficiary or the Premises; (B) remove any charge or lien upon the Premises; and (C) defend, indemnify and hold Landlord and Permitted Beneficiary harmless from any and all claims, expenses. liability, loss or damage, resulting from the existence of any such Hazardous Material;

                           (iii) notify  Landlord and Permitted  Beneficiary  of
                  any Hazardous Material that exists on or is discharged from or onto the Premises (whether originating thereon or migrating to the Premises from other property) or of any suit, claim. demand, complaint. order. citation. or notice with regard to such Hazardous Material or to air emissions. water discharges, noise emissions or any other environmental, health or safety matter affecting the Premises or Tenant from any person or entity, including, without limitation, the United States Environmental Protection Agency or the Texas Natural Resources & Conservation Commission. after Tenant first has knowledge of the same; and

                           (iv) comply,  and cause the Premises to comply,  with
                  all statutes, laws, ordinances, rules and regulations of all local, state or federal authorities having authority over the Premises or any portion thereof or their use, including without limitation, relative to any Hazardous Material, petroleum products. asbestos-containing materials or PCBS.

                           (v) "Hazardous Material" means any hazardous or toxic
                  material, substance or waste which is defined by those or similar terms or is regulated as such under any Environmental Laws. "Environmental Laws" means any statue, law, ordinance, rule or regulation now in effect and as they may be amended or enacted hereafter of any local, county, state or federal authority having jurisdiction over the Premises or any portion thereof or its use. including but not limited to: (A) the
                  Federal Water Pollution Control Act (33 U.S.C. ss.1317) as amended; (B) the Federal Resource Conservation and Recovery Act (42 U.S.C. ss.6901 et seq.) as amended; (C) the Comprehensive Environmental Response Compensation and Liability Act (42 U.S.C. ss.9601 et seq.). as amended; (D) the Toxic Substance Control Act (12 U.S.C. ss.2601), as amended, and (E) the Clean Air Act (42 U.S.C. ss.7401), as amended.

                           (vi) The Tenant's  obligations and liabilities  under
                  Section   6(b)(i)(C)   and   6(b)(ii)(C)   shall  survive  the
                  expiration or earlier termination of this Lease.

         7. Indemnification. Tenant agrees to pay, and to protect, defend, indemnify and save harmless Landlord, Permitted Beneficiary and their respective officers, directors, employees and agents from and against any and all liabilities, losses, damages, costs, expenses (including all attorney's fees and expenses), causes of action, suits, claims, demands or judgments of any nature whatsoever (i) arising from any injury to, or the death of, any person or damage to property on the Premises or upon adjoining sidewalks, streets or ways, in any manner growing out of or connected with Tenant's possession, use, non-use, misuse, maintenance or occupation of the Premises or any part thereof or resulting from the condition thereof during the Lease Term or of adjoining sidewalks, streets or ways, so long as not occasioned solely by the affirmative, grossly negligent act or intentional malfeasance of Landlord or Permitted Beneficiary, and/ or (ii) arising from violation by Tenant of any agreement or condition of this Lease, or any contract or agreement to which Tenant is a party, or any restriction, law, ordinance or regulation, in each case affecting the Premises or any part thereof or the ownership, occupancy or use thereof, so long as not occasioned solely by the affirmative, grossly negligent act or intentional fault of Landlord or Permitted Beneficiary. If Landlord, Permitted Beneficiary or any officer, director, employee or agent of Landlord or Permitted Beneficiary shall be made a party to any such litigation, and if Tenant, at its expense, shall fail to provide Landlord, Permitted Beneficiary and their officers, directors, employees and agents with counsel (upon Landlord's request) reasonably acceptable to Landlord, Tenant shall pay all costs and attorneys' fees and expenses incurred or paid by Landlord, Permitted Beneficiary and their officers, directors, employees and agents in connection with such litigation. Tenant's obligations and liabilities under this Section 7 herein shall survive the expiration or earlier termination of this Lease.

         8. Required Insurance.

                  (a) Tenant shall maintain or cause to be maintained, at its sole expense, the following insurance on the Premises (herein called the "Required Insurance"):

                           (i) Insurance against loss or damage by fire, lightning and other risks from time to time included under "all risk" policies, including, without limitation, plate glass insurance, sprinkler leakage, collapse and vandalism and malicious mischief coverage. in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer of any loss under the applicable policies but in any event in amounts not less than the full insurable value of the improvements including those fixtures and equipment appurtenant to and used in connection with the operation of the Premises. In addition to the foregoing, Tenant shall, at Tenant's sole cost and expense, provide and keep in force for the benefit of Landlord and Tenant throughout the Term of this Lease, flood insurance, provided the Premises are located within the "Federal Flood Plain Area" of the United States, as well as insurance against loss or destruction of or damage or injury to any improvements now or hereafter erected oil the Premises resulting from water or earthquake damage. The "deductible" under each of said policies shall be an amount not greater than Five Thousand Dollars ($5.000). The term "full insurable value", as used herein, means actual replacement value (i.e., including the cost of debris removal but excluding foundation and excavations) as reasonably determined by Landlord from time to time.

                           (ii) Comprehensive general public liability insurance
                  for the benefit of Landlord, Tenant and Permitted Beneficiary, including blanket contractual liability coverage specifically endorsed to provide coverage for the obligations assumed by Tenant pursuant to this Lease, against claims and liability for personal injury, bodily injury, death or property damage occurring on, in or about the Premises and the adjoining streets, sidewalks, gutters, curbs, passageways and other areas adjacent thereto, if any, with limits of liability of not less than Two Million Dollars ($2,000,000) arising out of any one occurrence or annual aggregate or such greater limits as may be required from time to time by the Permitted Beneficiary or as may reasonably be required by Landlord consistent with coverage on properties similarly constructed, occupied and maintained, such insurance to include full coverage of the indemnity set forth in Section 7. Policies for such insurance shall be for the mutual benefit of Landlord, Tenant and any Permitted Beneficiary, as their respective interests may appear.

                           (iii) Tenant shall also provide and maintain insurance at Tenant's cost and expense throughout the Term of this Lease, for loss or damage caused by or resulting from explosion of steam boilers, pressure vessels, air conditioning systems, or similar apparatus now or hereafter installed upon the Premises, to the extent applicable. Said insurance shall be on a Boiler and Machinery, Broad Form policy on a repair and replacement basis.

                           (iv) Worker's compensation insurance covering all persons employed in connection with any work or operations done or performed on or about the Premises with respect to which claims for death or bodily injury could be asserted against Landlord, Tenant or the Premises, with statutory limits of liability and employee's liability insurance with limits of liability of not less than Two Million Dollars ($2,000,000).

                           (v) At any time when any portion of the  Premises are
                  being constructed, altered or replaced, builder's risk (in completed value nonreporting form) in an amount not less than the actual replacement value of the Improvements, exclusive of foundations and excavations.

                           (vi) Such other  insurance on the  Premises.  in such
                  amounts and against such other hazards which at the time are commonly obtained in the case of property similar to the Premises, including, without limitation, war risk insurance (at and during such times as war risk insurance is obtained in the case of property similar to the Premises), when and to the extent obtainable from the United States Government or any agency thereof

                  (b) The Required Insurance shall be written by companies of recognized financial standing authorized to do insurance business in the State of Texas and shall be satisfactory to Landlord and Permitted Beneficiary and have a rating of not less than A+ in Best's Insurance Guide or any successor thereto. The Required Insurance shall name as the insured parties thereunder Landlord and Tenant, as their interests may appear, and the Permitted Beneficiary as an additional insured under a standard "non-contributory mortgagee" endorsement or its equivalent. Landlord shall not be required to prosecute any claim against, or to contest any settlement proposed by, an insurer. Tenant may, at its expense, prosecute any such claim or contest any such settlement in the name of Landlord, Tenant or both, and Landlord will join therein at Tenant's written request upon the receipt by Landlord of an indemnity from Tenant against all costs, liabilities and expenses in connection therewith.

                  (c) Every policy of Required Insurance shall contain an agreement that the insurer will not cancel such policy except after thirty (30) days written notice to Landlord and Permitted Beneficiary and that any loss otherwise payable thereunder shall be payable notwithstanding any act or negligence of Landlord, Tenant or Permitted Beneficiary which might, absent such agreement, result in a forfeiture of all or a part of such insurance payment and notwithstanding (i) any foreclosure or other action taken by a Permitted Beneficiary pursuant to any provision of any Permitted Deed of Trust upon the happening of a default or Event of Default thereunder or (ii) any change in ownership of the Premises.

                  (d)  Tenant  shall  deliver  to  Landlord  promptly  after the
         delivery  of  this  Lease  the  original  or   duplicate   policies  or
         certificates of insurers, satisfactory to any Permitted Beneficiary, evidencing all of the Required Insurance. Tenant shall, within thirty
         (30) days prior to the expiration of any such policy, deliver to Landlord other original or duplicate policies or such certificates evidencing the renewal of any such policy. If Tenant fails to maintain or renew any Required Insurance, or to pay the premium therefor, or to deliver any such policy or certificate, then Landlord, at its option, but without obligation to do so, may procure such insurance. Any sums so expended by Landlord shall be additional rent hereunder and shall be repaid by Tenant within five (5) days after notice to Tenant of such expenditure and the amount thereof.

                  (e) Neither Tenant nor Landlord shall obtain or carry separate insurance covering the same risks as any Required Insurance unless Tenant, Landlord and the Permitted Beneficiary are included therein as named insured, with loss payable as provided in this Lease and the policy contains a first mortgagee endorsement in favor of the Permitted Beneficiary. Tenant and Landlord shall immediately notify each other whenever any such separate insurance is obtained and shall deliver to each other the policies or certificates evidencing the same.

                  (f)  Anything  contained  in this  Section  8 to the  contrary notwithstanding, all Required Insurance may be carried under a "blanket" or "umbrella" policy or policies covering other properties or liabilities of Tenant, provided, that such policies otherwise comply with the provisions of this Lease and specify the coverages and amounts thereof with respect to the Premises.

                  (g) Landlord or Permitted Beneficiary shall not be limited in the proof of any damages which Landlord or Permitted Beneficiary may claim against Tenant arising out of or by reason of Tenant's failure to provide and keep in force insurance, as provided above, to the amount of the Insurance premium or premiums not paid or incurred by Tenant and which would have been payable under such insurance; but Landlord and Permitted Beneficiary shall also be entitled to recover as damages for such breach, the uninsured amount of any loss to the extent of any deficiency in the Required Insurance and damages, costs and expenses of suit suffered or incurred by reason of or damage to, or destruction of. the Premises, occurring during any period when Tenant shall have failed or neglected to provide the Required Insurance. Tenant shall indemnify and hold harmless Landlord and Permitted Beneficiary for any liability incurred by Landlord or Permitted Beneficiary arising out of any deductibles for Required Insurance.

         9. Fire or Other Casualty.

                  (a) In the event of damage to or destruction of all or part of the improvements on the Premises (the "Improvements") during the Term of this Lease by fire, the elements, or other casualty for which the insurance carried pursuant to Section 8 of this Lease entitled "Required Insurance" is payable, said insurance proceeds so paid shall be deposited in a joint account of Landlord and Tenant in a bank designated by Landlord and shall be used by Tenant for the prompt reconstruction or repair, as the case may be, of the Improvements. Tenant shall rebuild or repair the improvements in such manner that the Improvements, as so rebuilt or repaired, shall be of the same value as they were prior to such damage or destruction, and shall have same rebuilt or repaired and ready for occupancy within six (6) months from the time the loss or destruction occurred. Amounts shall be paid out by Landlord and Tenant from said joint account from time to time upon the certification of that person having supervision of such construction or repair (said person having been chosen by Landlord and said construction contract approved by Landlord) that said amount is being applied to the payment of the reconstruction or repair at a reasonable cost therefor and that the disbursement then requested, plus all previous disbursements and the amount of any applicable deductible, do not exceed the cost of the repair or restoration already completed and paid for, and that the balance in said joint account is sufficient to pay for the estimated cost of completing the repair or restoration. If the insurance proceeds shall be less than the cost of repair or restoration, Tenant shall pay the excess cost. If the insurance proceeds exceed the cost of repair or restoration, Tenant shall receive said excess upon final completion of such repair or restoration. To the extent that the Improvements are rendered unusable by any casualty, Monthly Rent shall be equitably abated provided that Tenant proceeds to undertake repairs promptly and prosecutes repairs diligently and to the reasonable satisfaction of Landlord.

                  Notwithstanding the foregoing subparagraph, Tenant shall not be obligated to restore the Improvements if the reasonable cost of doing so exceeds $100,000 or if, in the reasonable estimate of Landlord, such restoration cannot be completed within six (6) months following the date of the casualty. In such event(s), Tenant may elect to terminate the Lease by written notice to Landlord within 21 days following the casualty. If Tenant elects to terminate (i) Monthly Rent and other amounts payable by Tenant under this Lease shall be apportioned on a per diem basis and paid to the date of damage or destruction, (ii) Tenant shall remit to Landlord any deductible payable under the Required Insurance, and (iii) Tenant shall assign to Landlord all of its right, title and interest in and to the proceeds payable under the Required Insurance with respect to the Improvements.

                  In the event of any casualty that materially impairs Tenant's use of the Premises and that is not caused in whole or in part by Tenant, its agents, employees, invitees or contractors, and provided that Tenant promptly commences to undertake repairs and prosecutes repairs to the Premises diligently and to the reasonable satisfaction of Landlord, Landlord shall equitably abate Monthly Rent during the interval within which Tenant's use of the Premises is materially impaired.

                  (b) If, at any time after such insurance proceeds come into possession of Landlord and Tenant after destruction or damage by casualty, Tenant is in default of any Monthly Rent, then Landlord shall be entitled to so much of said proceeds as may be necessary to pay and discharge any such Monthly Rent or other charges of which Tenant is in default, whenever and as often as any such default shall occur. Tenant shall forthwith reimburse such joint bank account by depositing therein any amount so paid out on account of Tenant's default. Nothing herein contained, however, shall be construed as permitting Tenant to default in the payment of Monthly Rent or other charges herein stipulated to be paid or in the performance of any other covenants of this Lease, and Landlord may, at its option, proceed against Tenant for the collection of such Monthly Rent or other charges in default and recover and take possession of the Premises in accordance with the provisions of this Lease without prejudice to Landlord's right to the benefit of such insurance money as security for Tenant's performance under the terms of this Lease.

                  (c) All provisions herein contained relative to the disposition of payments from insurance companies are subject to the requirement that, if any mortgagee who holds a mortgage on the Premises elects, in accordance with the terms of such mortgage, to require such insurance proceeds be paid to the mortgagee on account of the mortgage, then such payment shall be made, but in such event, Tenant must create the complete fund in the manner set forth in this Section 9 to assure and complete the payment for the work of reconstruction or repair.

         10. Repairs and Reentry. Tenant will. at Tenant's own cost and expense, maintain and keep tile Premises and any alterations and additions thereto in sound condition and good repair, and shall pay for the immediate repair of any damage or injury done to the Premises or any part thereof by Tenant or Tenant's agents, employees and invitees; provided, however, that Tenant shall make no repairs to the Premises without the prior written consent of Landlord. The performance by Tenant of its obligation to maintain and make repairs shall be conducted only by contractors approved by Landlord after plans and specifications therefor have been approved by Landlord. Tenant will not continue or allow any waste or damage to be committed on any portion of the Premises, and upon the termination of this Lease by lapse of time or otherwise, Tenant shall deliver up the Premises to Landlord in as good condition as at date of possession, ordinary wear and tear excepted. Upon such termination of this Lease, Landlord shall have the immediate right to reenter and resume possession of the Premises. Notwithstanding the foregoing provisions of this Section, any repairs to the Premises that are necessitated because of any damage caused by fire or other casualty shall be governed by the provisions of Section 9. Tenant shall be responsible for maintenance to all of the Premises including the exterior, structural, any common areas, landscaping, parking lot, driveways and sidewalks of the Premises.

         11. Assignment and Subletting. In the event that Tenant desires to assign this Lease or sublet all or any part of the Premises or grant any license, concession or other right of occupancy of any portion of the Premises. Tenant shall notify Landlord in writing and shall state the name of the proposed assignee, sublease or other transferee and the terms of the proposed assignment, sublease or transfer. Tenant shall also provide detailed financial information and state the nature and character of the business of the proposed assignee, sublease or transferee.

         Tenant shall not assign or mortgage this Lease or any right hereunder or interest herein, and Tenant shall not sublet the Premises in whole or in part or grant any license, concession or other right of occupancy of any portion of the Premises, without the prior written consent of Landlord. Landlord may withhold its consent to any assignment of all or any portion of the Premises in the absolute discretion of Landlord. Landlord's consent to a sublease of all or any portion of the Premises shall not be unreasonably withheld or delayed, provided that the terms of the sublease are reasonably acceptable to Landlord and further provided that the sublease forwarded to Landlord for its review is accompanied by Tenant's check for $750.00, being Landlord's reasonable estimate of the cost to Landlord of legal review by Landlord's counsel.

         Any assignment, mortgage or subletting without such consent shall be void and shall, at the sole option of the Landlord, be deemed an event of default by Tenant under this Lease. Notwithstanding any assignment or subletting consented to by Landlord, Tenant and any guarantor of Tenant's obligations under this Lease and each assignee shall at all times remain fully responsible and liable for the payment of the rent herein specified and for compliance with all of Tenant's other covenants and obligations under this Lease. No consent to any assignment or mortgage of this Lease or any subletting of the Premises shall constitute a waiver of the provisions of this Section except as to the specific instance covered thereby.

         In the event that the monthly rental per square foot of space subleased which is payable by any sublessee to Tenant shall exceed the monthly rental per square foot for the same space payable for the same month by Tenant to Landlord (including any bonuses or any other consideration paid directly or indirectly by the sublessee to Tenant), Tenant shall be obligated to pay one-half of the amount of such excess to Landlord as additional rent hereunder on the same date it is received by Tenant from the sublessee. In the event Tenant shall receive any consideration from an assignee other than the assumption by the assignee of Tenant's obligations hereunder, Tenant shall be obligated to pay the one half of such consideration to Landlord as additional rent hereunder on the same date it is received by Tenant.

         Landlord, at Landlord's option, may elect to require that rental payable by any sublessee be paid directly to Landlord and offset Tenant's rent obligations accordingly. At no time during the Lease Term shall Tenant be entitled to (i) advertise the Premises for sublease without the prior written consent of Landlord and (ii) market the Premises for sublease at a rate less than the fair market value of the Premises. If Tenant is a corporation or partnership, an assignment prohibited by this Section shall be deemed to include one or more sales or transfers by operation of law or otherwise, or creation of new stock or partnership shall be vested in a party or parties who are not owners of a majority of the voting shares or partnership interests of Tenant as of the date hereof, provided, however, that the foregoing provisions of this sentence shall not be applicable if (i) Tenant's stock is listed on a recognized securities exchange or (ii) at least eighty percent (80%) of Tenant's stock is owned by a corporation whose stock is listed on a recognized securities exchange. For the purpose hereof, stock ownership shall be determined in accordance with the principles set forth in section 544 of the Internal Revenue Code of 1986, as amended to the date hereof. Any transfer by operation of law shall also constitute an assignment prohibited by this Section.

         12. Alterations and Additions by Tenant. Tenant shall make no alterations in or additions to the Premises without the prior written consent of the Landlord; and all alterations, additions, and improvements made to or fixtures or improvements placed in or upon the Premises by either party (except only moveable trade fixtures installed by Tenant and removable without material damage to the Premises) shall be deemed a part of the Premises and the property of the Landlord at the time they are placed in or upon the Premises, and they shall remain upon and be surrendered with the Premises as a part thereof at the termination of this Lease, unless Landlord shall elect otherwise, whether such termination shall occur by the lapse of time or otherwise. In the event Landlord shall elect that certain alterations, fixtures, additions and improvements made or added by Tenant in the Premises shall be removed by Tenant, Tenant shall remove them and Tenant shall restore the Premises to their original condition, at Tenant's own cost and expense, prior to the termination of the Lease Term. Approved alterations and additions to the Premises may at Landlord's option be performed by Landlord at Tenant's cost and expense.

         13. Legal Use; Violations of Insurance Coverage; Nuisance. Tenant will not occupy or use any portion of the Premises for any purpose other than the Sole Permitted Use or for any purpose which is unlawful or which, in the reasonable judgment of Landlord, is disreputable or which is hazardous due to risk of fire, explosion or other casualty, nor permit anything to be done which will in any way (i) increase the rate of fire and casualty insurance on the Premises or their contents, or (ii) tend to lower the existing character and reputation of the Premises, or (iii) create unreasonable elevator loads or otherwise interfere with standard Premises operations, or (iv) affect the structural integrity or design capabilities of the Premises. In the event that, by reason of any act or conduct of business of Tenant, there shall be any increase in the rate of insurance on the Premises or their contents created by Tenant's acts or conduct of business, then Tenant hereby agrees to pay Landlord the amount of such increase on demand. Tenant shall not erect, place, or allow to be placed any sign, advertising matter, stand, booth or showcase in, upon or visible from the vestibules, halls, corridors, doors, outside walls, outside windows or pavement of the Premises without the prior written consent of Landlord. Tenant will conduct its business, and control its agents, employees, and invitees in such a manner as not to create any nuisance or interfere with, annoy or disturb Landlord in the management of the Premises.

         14. Laws and Regulations. Tenant at its sole expense will maintain the Premises in a clean and healthful condition and will comply with all zoning provisions and restrictive covenants, and all laws, ordinances, orders, rules and regulations of any governmental authority having jurisdiction over the use, conditions or occupancy of the Premises.

         15. Rules of the Premises. Tenant will comply fully, and will cause Tenant's agents, employees, and invitees; to comply fully with all Rules and Regulations of the Premises which are attached hereto as Exhibit "B" and made a part hereof as though fully set out herein. As more particularly provided therein, Landlord shall at all times have the right to change such Rules and Regulations or to amend them in such reasonable manner as Landlord may deem advisable for the safety, protection, care and cleanliness of the Premises and appurtenances and for preservation of good order therein, all of which Rules and Regulations, changes and amendments will be forwarded to Tenant in writing and shall be complied with and observed by Tenant and Tenant's agents, employees and invitees.

         16. Entry for Repairs and Inspection. Landlord and its agents and representatives shall have the right to enter into and upon any and all parts of the Premises at all reasonable hours (or, in an emergency, at any hour) to inspect same or clean or make repairs or alterations or additions to the Premises and the Premises (whether structural or otherwise) as Landlord may deem necessary, and during the continuance of any such work, Landlord may temporarily close doors, entryways, public spaces and corridors and interrupt or temporarily suspend Premises services and facilities, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. During the Lease Term, Landlord may exhibit the Premises to prospective purchasers and lenders at reasonable hours and upon prior notice to Tenant. Furthermore, during the nine-month period prior to the expiration date of this Lease, Landlord and Landlord's agents may exhibit the Premises to prospective tenants during normal business hours and upon prior notice to Tenant.

         17. Condemnation. If either of the Premises, or so much thereof as would materially interfere with Tenant's use of the remainder, shall be taken or condemned for any public use or purpose by fight of eminent domain, with or without litigation, or be transferred by agreement in connection with or in lieu of or under threat of condemnation, then the Lease Term and the leasehold estate created hereby shall at Landlord's option terminate as of the date title shall vest in the condemnor or transferee. As used in the previous sentence, "materially interfere" shall mean a taking or condemnation of (i) Tenant's ingress or egress to the Premises such that no functionally equivalent substitute remains, (ii) more than 25% of the Rentable Space or the parking or loading area of the Premises, (iii) more than 10% of the Rentable Space devoted to office use.

         If less than a portion that will "materially interfere" with Tenant's use of the remainder is taken or so transferred, this Lease shall remain in full force and effect, but Monthly Rent for the remainder of the Premises shall be equitably reduced, and Landlord shall, promptly following receipt of condemnation award(s), remit to Tenant so much of same as is requisite for Tenant to make such repairs and restorations as is necessary to return the Premises to as near to its former condition as circumstances will permit.

         If all or any portion of either of the Premises is taken or condemned or transferred as aforesaid, Landlord shall receive the entire award from any taking or condemnation (or the entire compensation paid because of any transfer by agreement), and Tenant shall have no claim thereto other than for compensation paid for disruption to Tenant's business; provided, however, that Tenant shall have the right separately to pursue against the condemning authority an award in respect of any loss to leasehold improvements approved by Landlord and paid for by Tenant and any moving expenses incurred without any credit or allowance from Landlord.

         18. Landlord's Lien. Landlord shall have a landlord's statutory lien to the extent provided by Texas law on the property of Tenant located in, upon or about the Premises.

         19. Abandoned Property. All personal property of Tenant remaining in the Premises five (5) business days after the termination or expiration of the Lease Term or one (1) business day after the abandonment of the Premises by Tenant may be treated by Landlord as having been abandoned by Tenant. and Landlord may, at its option and election, thereafter take possession of such property and either (i) declare same to be the property of Landlord, or (ii) at the cost and expense of Tenant, store and/or dispose of such property in any manner and for whatever consideration, Landlord, in its sole discretion, shall deem advisable. Tenant shall be presumed conclusively to have abandoned the Premises if the amount of Tenant's property removed by Tenant from the Premises is substantial enough to indicate a probable intent to abandon the Premises and such removal is not in the normal course of Tenant's business, or if Tenant removes any material amount of Tenant's personal property from the Premises, at a time when Tenant is in default in the payment of rental due hereunder or in the performance of any other obligation of Tenant hereunder and such removal is not in the normal course of Tenant's business. Nothing contained in this Section shall prejudice or impair Landlord's rights as a lienholder and secured party under Section 18 hereof, and the rights granted to Landlord under this Section shall be cumulative of its rights as a lienholder and secured party.

         20. Holding Over. Should Tenant continue to hold the Premises after this Lease terminates, whether by lapse of time or otherwise, such holding over shall, unless otherwise agreed by Landlord in writing, constitute and be construed as a tenancy at will at a daily rental equal to one-thirtieth (1/30) of an amount equal to double the amount of the monthly rental payable during the last month prior to the termination of this Lease and upon and subject to all of the other terms and provisions set forth herein except any right to renew this Lease, expand the Premises or lease additional space. This provision shall not be construed, however, as permission by Landlord for Tenant to holdover. No payments of money by Tenant to Landlord after the termination of this Lease shall reinstate, continue, or extend the Lease Term, and no extension of this Lease after the termination hereof shall be valid unless and until the same shall be reduced to writing and signed by both Landlord and Tenant. Tenant shall be liable to Landlord for all damage which Landlord shall suffer by reason of any holding over by Tenant, and Tenant shall indemnify Landlord against all claims made by any other tenant or prospective tenant against Landlord resulting from delay by Landlord in delivering possession of the Premises (or any portion thereof) to such other tenant or prospective tenant.

         21. Entire Agreement and Amendment; No Representations or Warranties; No Memorandum of Lease. This Lease contains the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior and contemporaneous, oral or written agreements, understandings, promises, and representations made by either party to the other concerning the subject matter hereof and the terms applicable hereto. It is expressly agreed by Tenant, as a material consideration to Landlord for the execution of this Lease, that there have been no representations, understandings, stipulations, agreements or promises pertaining to the Premises, the Premises or this Lease not incorporated in writing herein. This Lease shall not be altered, waived, amended or extended, except by a written agreement signed by the parties hereto, unless otherwise expressly provided herein. LANDLORD'S DUTIES AND WARRANTIES ARE LIMITED TO THOSE SET FORTH IN THIS LEASE, AND SHALL NOT INCLUDE ANY IMPLIED DUTIES OR WARRANTIES, ALL OF WHICH ARE HEREBY DISCLAIMED BY LANDLORD AND WAIVED BY TENANT. Neither this Lease nor a memorandum of this Lease shall be recorded in the public records of the county in which the Premises is located without the prior written consent of Landlord.

         22. Transfer of Landlord's Rights. In the event Landlord transfers its interest in the Premises, Landlord shall thereby automatically be released from any further obligations hereunder, and Tenant agrees to look solely to the successor in interest of Landlord for the performance of such obligations.

         23. Default.

                  (a) The following events shall be deemed to be events of default (herein so called) by Tenant under this Lease:

                           (i) Tenant  shall fail to pay any rental or other sum
                  payable by Tenant hereunder as and when such rental or other sum becomes due and payable, provided. however, that Tenant shall be entitled to receive, one (1) time each calendar year, a written notice of such failure from Landlord and a five (5) day period thereafter to cure such payment default;

                           (ii) Tenant shall fail to comply with any other provision. condition or covenant of this Lease and any such failure is not cured within fifteen (15) days after Landlord gives written notice of such failure to Tenant, provided that such failure shall not be deemed an event of default if Tenant commences to cure such failure within such 15-day period and thereafter continues to pursue such cure diligently and in good faith;

                           (iii)  Tenant  shall   desert.   vacate  or  fail  to
                  physically occupy any substantial portion of the Premises;

                           (iv) Tenant  shall assign this Lease or sublet all or
                  any, part of the Premises or grant any license, concession or other fight of occupancy of any portion of the Premises. without the prior written consent of Landlord;

                           (v) Any petition  shall be filed by or against Tenant
                  or any guarantor of Tenant's obligations under this Lease pursuant to any section or chapter of the resent federal Bankruptcy Act or under any future federal Bankruptcy Act or under similar law or statute of the United States or any state thereof (which as to any involuntary petition shall not be and remain discharged or stayed within a period of sixty (60) days after its entry), or Tenant or any guarantor of Tenant's obligations under this Lease shall be adjudged bankrupt or insolvent in proceedings filed under any section or chapter of the present federal Bankruptcy Act or under any future federal Bankruptcy Act or tinder any similar law or statute of the United States or any state thereof;

                           (vi) Tenant or any guarantor of Tenant's  obligations
                  under this Lease shall become insolvent or make a transfer in fraud of creditors;

                           (vii) Tenant or any guarantor of this Lease shall make an assignment for the benefit of creditors; or

                           (viii) A receiver or trustee  shall be appointed  for
                  Tenant or any guarantor of this Lease or for any of the assets of Tenant or any guarantor of this Lease.

                  (b) Upon the occurrence of any event of default, Landlord shall have the option to do any one or more of the following without any further notice or demand, in addition to and not in limitation of any other remedy permitted by law, equity or by this Lease:

                           (i) Enforce,  by all legal suits and other means, its
                  rights hereunder, including the collection of Monthly Rent and other sums payable by Tenant hereunder and the reimbursement for all unamortized tenant allowances and concessions, without reentering or resuming possession of the Premises and without terminating this Lease.

                           (ii) Terminate  this Lease by issuing  written notice
                  of termination to Tenant, in which event Tenant shall immediately surrender the Premises to Landlord, but if Tenant shall fail to do so, Landlord may without notice and without prejudice to any other remedy Landlord may have, enter upon and take possession of the Premises and expel or remove Tenant and its effects without being liable to prosecution or any claim for damages therefor, and upon any such termination, Tenant agrees that in addition to its liability for the payment of arrearages of Monthly Rent and other sums due and owing by Tenant to Landlord under this Lease upon such termination, Tenant shall be liable to Landlord for damages. Tenant shall pay to Landlord as damages on the same days as Monthly Rent and other payments which are expressed to be due under the provisions of this Lease, the total amount of such Monthly Rent and other payments plus a reimbursement for all unamortized tenant allowances and concessions, less such part, if any. of such payments that Landlord shall have been able to collect from a new tenant upon reletting; provided, however, that Landlord shall have no obligation to relet the Premises so as to mitigate the amount for which Tenant is liable. Landlord shall have the right at any time to demand final settlement. Upon demand for a final settlement, Landlord shall have the right to receive, and Tenant hereby agrees to pay, as damages for Tenant's breach, the difference between the total rental provided for in this Lease for the remainder of the Lease Term and the reasonable rental value of the Premises for such period, such difference to be discounted to present value at a rate equal to the rate of interest allowed by law (at the time the demand for final settlement is made) when the parties to a contract have not agreed on any particular rate of interest (or, in the absence of such law, at the rate of 8% per annum).

                           (iii) Enter upon and take  possession of the Premises
                  without terminating this Lease and expel or remove Tenant and its effects therefrom without being liable to prosecution or any claim for damages therefor, and Landlord may relet the Premises for the account of Tenant. Tenant shall pay to Landlord all arrearages of Monthly Rent and other sums due and owing by Tenant to Landlord, and Tenant shall also pay to Landlord during each month of the unexpired Lease Term the installments of Monthly Rent and other sums due hereunder, less such part, if any, that Landlord shall have been able to collect from a new tenant upon reletting; provided, however, that Landlord shall have no obligation to relet the Premises so as to mitigate the amount for which Tenant is liable. In the event Landlord exercises the rights and remedies afforded to it under this Section 23(b)(iii) and then subsequently elects to terminate this Lease, Tenant shall be liable to Landlord for damages as set forth in Section 23(b)(ii) above and Landlord shall have the right at any time to demand final settlement as provided therein.

                           (iv) Landlord may do whatever  Tenant is obligated to
                  do by the provisions of this Lease and may enter the Premises in order to accomplish this purpose. Tenant agrees to reimburse Landlord immediately upon demand for any expenses which Landlord may incur in his actions pursuant to this subparagraph, and Tenant further agrees that Landlord shall note be liable for damages resulting to Tenant from such action, whether caused by the negligence of Landlord or otherwise.

                           (v) Landlord may enter upon the Premises and change, alter, or modify the door locks on all entry doors of the Premises, and permanently to temporarily exclude Tenant, and its agents, employees, representatives and invitees, from the Premises. In the event that Landlord either permanently excludes Tenant from the Premises or terminates this Lease on account of Tenant's default, Landlord shall not be obligated thereafter to provide Tenant with a key to reenter the Premises at any time, regardless of any amounts subsequently paid by Tenant. If Landlord elects to exclude Tenant from the Premises temporarily without permanently repossessing the Premises or termination the Lease, then Landlord shall not be obligated to provide Tenant with a key to reenter the Premises until such time as all delinquent rent and other amounts due under this Lease have been paid in full and all other defaults, if any, have been cured and Tenant shall have given Landlord evidence reasonably satisfactory to Landlord that Tenant has the ability to comply with its remaining obligations under this Lease; and if Landlord temporarily excludes Tenant from the Premises. Landlord shall have the right thereafter to permanently exclude Tenant from the Premises or terminate this Lease at any time before Tenant pays all delinquent rent, cures all other defaults and furnishes such evidence to Landlord. Landlord's exclusion of Tenant from the Premises shall not constitute a permanent exclusion of Tenant from the Premises or a termination of this Lease unless Landlord so notifies Tenant in writing. Landlord shall not be obligated to place a written notice on the Premises on the front door thereof explaining Landlord's action or stating the name, address or telephone number of any individual or company from which a new key may be obtained. In the event Landlord permanently or temporarily excludes Tenant from the Premises or terminates this Lease, and Tenant owns property that has been left in the Premises but which is not subject to any statutory or contractual lien or security interest held by Landlord as security for Tenant's obligations, Tenant shall have the right to promptly so notify Landlord in writing, specifying the items of property not covered by any such lien or security interest and which Tenant desires to retrieve from the Premises. Landlord shall have the right to either (i) escort Tenant to the Premises to allow Tenant to retrieve Tenant's property not covered by any such lien or security interest, or (ii) remove such property himself and make it available to Tenant at a time and place designated by Landlord. In the event Landlord elects to remove such property himself as provided in the immediately preceding clause (ii), Landlord shall not be obligated to remove such property or deliver it to Tenant unless Tenant shall pay to Landlord, in advance, an amount of cash equal to the amount that Landlord estimates Landlord will be required to expend in order to remove such property and make it available to Tenant, including all moving or storage charges theretofore or thereafter incurred by Landlord with respect to such property. If Tenant pays such estimated amount to Landlord and the actual amount incurred by Landlord differs from the estimated amount, Tenant shall pay any additional amounts to Landlord on demand or Landlord shall refund any excess amounts paid by Tenant to Tenant on demand.

                  Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law or equity. Any entry by Landlord upon the Premises may be by use of a master or duplicate key or electronic pass card or any locksmith's entry procedure or other means. Any reletting by Landlord shall be without notice to Tenant, and if Landlord has not terminated this Lease, the reletting may be in the name of Tenant or Landlord, as Landlord shall elect. Any reletting shall be for such term or terms (which may be greater or less than the period which. in the absence of a termination of this Lease, would otherwise constitute the balance of the Lease Term) and on such terms and conditions (which may include free rent, rental concessions or tenant inducements of any nature) as Landlord in its absolute discretion may determine, and Landlord may collect and receive any rents payable by reason of such reletting. In the event of any reletting, Tenant shall pay to Landlord on demand the cost of renovating, repairing and altering the Premises for a new tenant or tenants, and the cost of advertisements, brokerage fees, reasonable attorney's fees and other costs and expenses incurred by Landlord in connection with such reletting. In the event any rentals actually collected by Landlord upon any such reletting for any calendar month are in excess of the amount of rental payable by Tenant under this Lease for the same calendar month, the amount of such excess shall belong solely to Landlord and Tenant shall have no right with respect thereto. In the event it is necessary for Landlord to institute suit against Tenant in order to collect the rental due hereunder or any deficiency between the rental provided for by this Lease for a calendar month and the rental actually collected by Landlord for such calendar month, Landlord shall have the right to allow such deficiency to accumulate and to bring in action upon several or all of such rental deficiencies at one time. No suit shall prejudice in any way the right of Landlord to bring a similar action for any subsequent rental deficiency or deficiencies.

         24. Remedies; Attorney's Fees. No act or thing done by Landlord or its agents during the Lease Term shall be deemed an acceptance of an attempted surrender of the Premises, and no agreement to accept a surrender of the Premises shall be valid unless made in writing and signed by Landlord. No reentry or taking possession of the Premises by Landlord shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention, signed by Landlord, is given by Landlord to Tenant. Notwithstanding any such reletting or reentry or taking possession, Landlord may at any time thereafter elect to terminate this Lease for a previous event of default. Landlord's acceptance of rent following an event of default hereunder shall not be construed as Landlord's waiver of such event of default. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of any other violation or default. The failure of Landlord to enforce any of the Rules and Regulations described in Section 15 against Tenant or any other tenant in the Premises shall not be deemed a waiver of any such Rules and Regulations. No provision of this Lease shall be deemed to have been waived by Landlord unless such waiver is in writing and is signed by Landlord. The rights granted to Landlord in this Lease shall be cumulative of every other right or remedy which Landlord may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

         If either party brings any action under this Lease, the prevailing party shall pay the reasonable attorneys' fees and all other costs and expenses incurred by the nonprevailing party in connection therewith. As used in the previous sentence, "reasonable attorneys' fees" shall mean fees charged by attorneys of comparable expertise and experience in the downtown Dallas or Preston Center, Dallas areas.

         25. Quiet Possession. Landlord hereby covenants that Tenant, upon paving rent as herein reserved, and performing all covenants and agreements herein contained on the part of Tenant, shall and may peacefully and quietly have, hold and enjoy the Premises without any disturbance from Landlord or from any other person claiming by, through or under Landlord, subject to the terms, provisions, covenants, agreements and conditions of this Lease.

         26. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Lease Term, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision that is illegal, invalid or unenforceable, there be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         27. Security Deposit. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant's covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Landlord's damages in case of default by Tenant upon the occurrence of any event of default by Tenant or upon termination of this Lease. Landlord may commingle the Security Deposit with other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to it s original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the Lease Term, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of, or any other matter relating to, such Security Deposit.

         28. No Subrogation. Tenant hereby waives any cause of action it might have against Landlord on account of any loss or damage that is insured against under any insurance policy that covers the Premises, Tenant's fixtures, personal property, leasehold improvements or business and which names Tenant as a party insured. Landlord hereby waives any cause of action it might have against Tenant because of any loss or damage that is insured against under any insurance policy that covers the Premises or any property of Landlord used in connection with the Premises and which names Landlord as a party insured, provided that if the cost of restoring the loss or damage exceeds the amount of property damage insurance proceeds paid to Landlord on account of the loss or damage, Tenant shall remain liable to Landlord for the amount of such excess. This provision is cumulative of Section 19.

         29. Binding Effect. The provisions of this Lease shall be binding upon and inure to the benefit of Landlord and Tenant, respectively, and to their respective heirs, personal representatives, successors and assigns, subject to the provisions of Sections 11, 22 and 39 hereof.

         30. Notices. Any notice required or permitted to be given hereunder by one party to the other shall be deemed to be given when deposited in the United States mail, certified or registered, return receipt requested, with sufficient postage prepaid, or when hand delivered, addressed to the respective party to whom notice is intended to be given at the address of such party set forth below its name where it has executed this Lease. Either party hereto may at any time by giving written notice to the other party in the aforesaid manner designate any other address, which, in regard to notices to be given to Tenant, must be within the continental United States, in substitution of the foregoing address to which any such notice shall be given.

         31. Brokerage. Tenant warrants that it has not had any dealings with any broker or agent in connection with the negotiation or execution of this Lease, and Tenant agrees to indemnify Landlord and hold Landlord harmless from and against any and all cost, expense or liability for commissions or other compensation or charges claimed by any other broker or agent with respect to this Lease.

         32. Subordination; Nondisturbance. This Lease and all rights of Tenant hereunder are subject and subordinate to any deed of trust. mortgage or other instrument of security which does now or may hereafter cover the Premises and the Land or any interest of Landlord therein, and to any and all advances made on the security thereof, and to any and all increases, renewals, modifications, consolidations, replacements and extensions of any of such deed of trust, mortgage or instrument of security. This provision is hereby declared by Landlord and Tenant to be self-operative and no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord any and all instruments and certificates that, in the judgement of Landlord, may be necessary or proper to confirm or evidence such subordination. However, notwithstanding the generality of the foregoing provisions of this Section, Tenant agrees that any such mortgagee shall have the right at any time to subordinate any such deed of trust, mortgage or other instrument of security to this Lease on such terms and subject to such conditions as such mortgage may deem appropriate in its discretion. Tenant further covenants and agrees upon demand by Landlord's mortgagee at any time, before or after the institution of any proceedings for the foreclosure of any such deed of trust, mortgage or other instrument of security, or sale of the Premises pursuant to any such deed of trust, mortgage or other instrument of security or voluntary sale, to attorn to the purchaser upon any such sale and to recognize and attorn to such purchaser as Landlord under this Lease. The agreement of Tenant to attorn upon demand of Landlord's mortgagee contained in the immediately preceding sentence shall survive any such foreclosure sale or trustee's sale. Tenant hereby agrees to execute, acknowledge and deliver to Landlord's mortgagee any and all instruments and certificates that Landlord's mortgagee may request in order to confirm or evidence such attornment.

         In the event that Landlord hereafter grants or enters into any deed of trust, mortgage or instrument of security secured by the Premises or any portion thereof, Landlord shall make its good faith best efforts to cause such lienholder to recognize Tenant's interest hereunder and agree to refrain from disturbing Tenant's possession of the Premises so long as Tenant is not in default under this Lease.

         33. Estoppel Certificates; Financial Statements.

                  (a)  Tenant  agrees to furnish  from time to time,  within ten
         (10) business days following the request by Landlord or any successor to Landlord or by the holder of any deed of trust or mortgage covering the Land and Premises or any interest of Landlord therein, an estoppel certificate signed by Tenant to the effect that this Lease is then presently in full force and effect and specifying any modifications; that the Lease Term has commenced and the full rental is then accruing hereunder; that Tenant has accepted possession of the Premises and that any improvements required by the terms of this Lease to be made by Landlord have been completed to the satisfaction of Tenant; that no rent under this Lease has been paid more than thirty (30) days in advance of its due date; that the address for notices to be sent to Tenant is as set forth in this Lease; that Tenant, as of the date of such certificate, has no charge, lien or claim of offset under this Lease or otherwise against rents or other charges due or to become due hereunder; and that to the knowledge of Tenant, Landlord is not then in default under this Lease. To the extent that Tenant believes any of the foregoing to be inaccurate, Tenant shall specifically enumerate in the certificate the alleged inaccuracy and Tenant's basis for refusing to certify to such facts. At Landlord's option, any such certificate may also contain an acknowledgment by Tenant of receipt of notice of the assignment of this Lease to such holder and the agreement by Tenant with such holder that from and after the date of such certificate, Tenant will not pay any rent under this Lease more than thirty (30) days in advance of its due date, will not surrender or consent to the modification of any of the terms of this Lease nor to the termination of this Lease by Landlord, and will not seek to terminate this Lease by reason of any act or omission of Landlord until Tenant shall have given written notice of such act or omission to the holder of such deed of trust or mortgage (at such holder's last address furnished to Tenant) and until a reasonable period of time shall have elapsed following the giving of such notice, during which period such holder shall have the right, but shall not be obligated, to remedy such act or omission; provided, however, that (i) the agreement of Tenant described in this sentence will be of no effect under such certificate unless Tenant is furnished by such holder with a copy of any assignment to such holder of Landlord's interest in this Lease within ninety (90) days after the date of such certificate, and (ii) the agreement of Tenant with such holder that is embodied in such certificate shall terminate upon the subsequent termination of any such assignment.

                  (b) Tenant shall also furnish to Landlord when requested by Landlord, but no more often than one time per calendar year, a complete statement of the most recently released financial condition of Tenant or its ultimate corporate parent, if consolidated statements are prepared by same (balance sheet, income statement and funds sheet) prepared by an independent certified public accountant according to generally accepted accounting principles or in a form reasonably satisfactory to Landlord.

         34. [Intentionally deleted]

         35. Premises Name and Address. Landlord reserves the right at any time to change the name by which the Premises are designated, if any, and their addresses, and Landlord shall have no obligation or liability whatsoever for costs or expenses incurred by Tenant as a result of such name change or address change of the Premises.

         36. Mechanic's Liens. Nothing contained in this Lease shall authorize Tenant to do any act which shall in any way encumber the title of Landlord in and to the Premises or any part thereof; and if any mechanic's or materialman's lien is filed or claimed against the Premises or any part thereof in connection with any work performed, materials furnished or obligation incurred by or at the request of Tenant, Tenant will promptly pay same or cause it to be released of record. If the lien is not released of record within, or default in payment thereof shall continue for twenty (20) days after written notice thereof from Landlord to Tenant, without limiting or otherwise affecting any of Landlord's other rights or remedies and without waiving any event of default by Tenant, Landlord shall have the right and privilege so paid, including expenses and interest, shall be so much additional rent hereunder from Tenant to Landlord and shall be repaid to Landlord immediately on demand therefor.

         37. Intentionally Deleted.

         38. Constructive Eviction. Tenant shall not be entitled to claim a constructive eviction from the Premises unless Tenant shall have first notified Landlord in writing of the condition or conditions giving rise thereto, including but not limited to the affirmative, grossly negligent acts or intentional malfeasance of Landlord, and, if the complaints be justified, unless Landlord shall have failed to remedy such conditions within a reasonable time after receipt of said notice.

         39. Personal Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Premises and the Land, and Landlord shall not be personally liable for any deficiency. This clause shall not be deemed to limit or deny any remedies which Tenant may have in the event of default by Landlord hereunder which do not involve the personal liability of Landlord. Notwithstanding anything to the contrary contained in this Lease, in the event Landlord sells, assigns, transfers or conveys its interest in the Land, Landlord shall have no liability for any acts or omissions that occur after the date of said sale, assignment, transfer or conveyance.

         40. [Intentionally Deleted]

         41. No Waiver. No waiver by either party of any of its rights or remedies hereunder, or otherwise, shall be considered a waiver of any other or subsequent right or remedy of such party; no delay or omission in the exercise or enforcement of any rights or remedies shall ever by construed as a waiver of any right or remedy; and no exercise or enforcement of any such rights or remedies shall ever be held to exhaust any night or remedy.

         42. No Third Party  Beneficiary.  This Lease is for the sole benefit of
Landlord,  its  heirs,   successors  and  assigns,  and  Tenant,  its  permitted
successors and assigns, and it is not for the benefit of any third party.

         43. Number and Gender. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless tile context otherwise requires. Except where the context indicates otherwise, all of the terms, covenants and conditions of this Lease for the Term hereof shall also apply to any Renewal Term.

         44. Force Majeure. Whenever a period of time is herein prescribed for action to betaken by either party, such party shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages and/or unavailability of labor or materials, war, governmental laws, regulations or restrictions, or any other cause of any kind whatsoever which are beyond the reasonable control of such party.

         45. APPLICABLE LAW; CONSENT TO JURISDICTION. THIS LEASE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS AND THE LAWS OF THE UNITED STATES APPLICABLE TO TRANSACTIONS IN THE STATE OF TEXAS. TENANT HEREBY IRREVOCABLY AGREES THAT ANY LEGAL ACTION OR PROCEEDING AGAINST IT WITH RESPECT TO THIS LEASE MAY BE MAINTAINED IN THE COURTS OF DALLAS COUNTY, TEXAS OR IN THE U.S. DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS, AND TENANT HEREBY CONSENTS TO THE JURISDICTION AND VENUE OF SUCH COURTS.

         IN WITNESS WHEREOF, this Lease Agreement, including the indemnity provisions in Sections 4, 6, 7, 8, 20 and 31 and the disclaimer of Landlord warranty in Section 21, is executed in multiple counterparts, all of which shall together constitute one and the same original, and entered into by the parties hereto on the day and year first set forth above.


                               LANDLORD:

                               MOTHER GOOSE CORPORATION,
                               a Texas corporation



                               By:  /s/ John R. Krystinik
                                   --------------------------------------------
                                   John R. Krystinik, President
                                   Address:  2201 River Hill Road
                                             Dallas, Texas  75061


                                TENANT:

                                PRECISE MACHINE PARTNERS, L.L.P., a
                                Texas limited liability partnership


                                By:      Precise Machine Company,
                                         Managing Partner

                                         By:  /s/ Lawrence J. LeGrand
                                            -----------------------------------
                                         Printed Name:  Lawrence J. LeGrand
                                         Title:         Executive Vice President

                                         Address: 3600 Mueller Road
                                                  St. Charles, Missouri  63301

                         EXHIBIT "A" TO LEASE AGREEMENT

                                Legal Description


Being 2 tracts of land in the JESSE MOON SURVEY, Abstract No. 879, City of Irving, Dallas County, Texas, and being more particularly described as follows:

Tract 1:

Being Lot 1, in Block A of SNEED ADDITION, an Addition to the City of Irving, Dallas, County, Texas, according to the Map thereof recorded in Volume 79152, Page 1378, Map Records of Dallas County, Texas.

Tract 2:

Being Lot 1, in Block A of HANDCRAFT ENGRAVING ADDITION, an Addition to the City of Irving, Dallas County, Texas, according to the Map thereof recorded in Volume 87132, Page 996, Map Records of Dallas County, Texas.

                         EXHIBIT "B" TO LEASE AGREEMENT

                         Premises Rules and Regulations


         1. Sidewalks, doorways, vestibules, corridors, stairways and other similar areas shall not be obstructed by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Premises and for going from or to another part of the Premises.

         2. Plumbing fixtures and appliances shall be used only for the purposes for which designed, and no sweepings, rubbish, rags or other unsuitable materials shall be thrown or placed therein. Damage resulting to any such fixtures or appliances or surrounding areas from misuse by Tenant shall be repaired at the sole cost and expense of Tenant, and Landlord shall not in any case be responsible therefor.

         3. No signs, advertisements or notices shall be painted or affixed on or to any windows or doors or other parts of the Premises except of such color, size and style and in such places as shall be first approved in writing by Landlord. No nails, hooks or screws shall be driven or inserted in any part of the Premises except by the Premises personnel nor shall any part of the Premises be defaced by Tenant. No curtains or other window treatments will be placed between the glass and the Premises' window treatments.

         4. Tenant shall not place any additional lock or locks on any doors in or to the Premises without Landlord's prior written consent. A reasonable number of keys to the locks on the doors which access the Premises shall be furnished by Landlord to Tenant, and Tenant shall not have any duplicate keys made. Upon termination of the Lease, Tenant shall return all keys to Landlord and shall provide to Landlord a means of opening all safes, cabinets and vaults being left with the Premises.

         5. With respect to work being performed by Tenant in the Premises with the approval of Landlord, Tenant will refer all contractors, contractor's representatives and installation technicians rendering any service to them to Landlord for Landlord's supervision, approval and control before the performance of any contractual services. This provision shall apply to work performed in the Premises including, but not limited to, installation of telephones, telegraph equipment, electrical devices and attachments, and any and all installation of even, nature affecting floors, walls, woodwork, trim, windows, ceilings, equipment and any other physical portion of the Premises. Tenant must have Landlord's written approval prior to employing any contractor. Any and all such contractors shall comply with these Rules and Regulations for such services including, but not limited to, insurance requirements. Any work in or on the Premises shall comply with any and all codes.

         6. Movement in or out of the Premises of furniture or office equipment or other equipment, or dispatch or receipt by Tenant of any bulky materials, merchandise or materials which require use of elevators or stairways, or hall through the Premises entrances or lobby shall be restricted to such hours as Landlord shall designate. All such movement shall be under the supervision of Landlord and in the manner agreed between Tenant and Landlord by prearrangement before performance. Such prearrangement initiated by Tenant will include determination by Landlord, and subject to its decision and control, as to the time, method and routing of movement and as to limitations for safety or other concerns which may prohibit any article, equipment or any other item from being brought into the Premises. Tenant is to assume all risk as to damage to articles moved and injury to person or public engaged or not engaged in such movement, including equipment, property and personnel of Landlord and other tenants if damaged or injured as a result of acts in connection with carrying out this service for Tenant from the time of entering the property to completion of work, and Landlord shall not be liable for acts of any person engaged in, or any damage or loss to any of said property or persons resulting from any act in connection with such service performed for Tenant.

         7. Landlord shall have the power to prescribe the weight and position of safes and other heavy equipment, which shall, in all cases, be positioned to distribute the weight and stand on supporting devices approved by Landlord. All damage done to the Premises by taking in or putting out any property of Tenant, or done by Tenant's property while in the Premises, shall be repaired at the expense of Tenant.

         8. Tenant shall employ cleaning and maintenance personnel for the purpose of cleaning the Premises. Landlord shall be in no way responsible to Tenant, its agents, employees or invitees for any loss of property from the Premises or public areas or for any damage to any property thereon from any cause whatsoever.

         9. To insure orderly operation of the Premises, no ice, mineral or other water, towels, newspapers, etc. shall be delivered to the Premises except by persons appointed or approved by Landlord in writing.

         10. Should Tenant require telegraphic, telephonic, annunciator or other communication service, Landlord must approve where and how wires are to be introduced and placed and none shall be introduced or placed except as Landlord shall approve. Electric current shall not be used for power in excess of standard office use or heating without Landlord's prior written permission.

         11. Nothing shall be swept or thrown into the corridors, halls, elevator shafts or stairways. No animals shall be brought into to kept in, on or about the Premises.

         12. No machinery shall be operated by Tenant in its Premises without the prior written consent of Landlord except as necessary to Tenant's normal business operations, nor shall Tenant use or keep in the Premises any flammable or explosive fluid or substance.

         13. No portion of the Premises shall at any time be used or occupied as sleeping or lodging quarters.

         14. Landlord will not be responsible for money, jewelry or other personal property lost or stolen in or from the Premises or public areas regardless of whether such loss or theft occurs when the area is locked against entry or not.

         15. The  Premises  shall not be occupied by an average of more than one
(1) person per 100 square feet of Rentable Space in the Premises without the prior written consent of Landlord.

         16. Landlord reserves the right to rescind any of these rules and regulations and to make such other and further rules and regulations as in its judgment shall from time to time be advisable for the safety, protection, care and cleanliness of the Premises, the use and operation thereof, the preservation of good order therein and the protection and comfort of the Tenant and its agents, employees and invitees, which rules and regulations, when made and written notice thereof is given to Tenant, shall be binding upon Tenant in like manner as if originally herein prescribed.